WHEN RECORDED MAIL TO:
      STEARNS BANK NATIONAL ASSOCIATION
      4191 SO 2ND ST
      PO BOX 7338
      ST CLOUD, MN 56302                                 FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------

                           CONSTRUCTION DEED OF TRUST
             THIS DEED OF TRUST IS A CONSTRUCTION SECURITY AGREEMENT
            WITHIN THE MEANING OF THE NEBRASKA CONSTRUCTION LIEN ACT

THIS DEED OF TRUST is dated December 19, 2001, among HUSKER AG PROCESSING, LLC, A NEBRASKA LIMITED LIABILITY COMPANY, whose address is PO BOX 10, PLAINVIEW, NE
  68769 ("Trustor"); STEARNS BANK NATIONAL ASSOCIATION, whose address is 4191 SO 2ND ST, PO BOX 7338, ST CLOUD, MN 56302 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and LAWYER'S TITLE INSURANCE CORPORATION, whose address is WAYNE, NE (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Trustor conveys to Trustee in trust, WITH POWER OF SALE, for the benefit of Lender as Beneficiary, all at Trustor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in PIERCE County, State of Nebraska:

     See EXHIBIT "A", which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as HIGHWAY 20 EAST, PLAINVIEW, NE 68769. The Real Property tax identification number is 700023625

CROSS--COLLATERALIZATION. In addition to the Note, this Deed of Trust secures all obligations, debts and liabilities, plus interest thereon, of Trustor to Lender, or any one or more of them, as well as all claims by Lender against Trustor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Trustor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Trustor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS ALSO GIVEN TO SECURE ANY AND ALL OF TRUSTOR'S OBLIGATIONS UNDER THAT CERTAIN CONSTRUCTION LOAN AGREEMENT BETWEEN TRUSTOR AND LENDER OF EVEN DATE HEREWITH. ANY EVENT OF DEFAULT UNDER THE CONSTRUCTION LOAN AGREEMENT, OR ANY OF THE RELATED DOCUMENTS REFERRED TO THEREIN, SHALL ALSO BE AN EVENT OF DEFAULT UNDER THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions:

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                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 2
================================================================================

     Possession and Use. Until the occurrence of an Event of Default, Trustor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

     Duty to Maintain. Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

     Compliance With Environmental Laws. Trustor represents and warrants to Lender that: (1) During the period of Trustor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person. The representations and warranties contained herein are based on Trustor's due diligence in investigating the Property for Hazardous Substances. Trustor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustor's ownership or interest in the Property, whether or not the same was or should have been known to Trustor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

     Nuisance, Waste. Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

     Removal of Improvements. Trustor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

     Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lenders interests and to inspect the Real Property for purposes of Trustor's compliance with the terms and conditions of this Deed of Trust.

     Compliance with Governmental Requirements. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Duty to Protect. Trustor agrees neither to abandon or leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

     Construction Loan. If some or all of the proceeds of the loan creating the Indebtedness are to be used to construct or complete construction of any Improvements on the Property, the Improvements shall be completed no later than the maturity date of the Note (or such earlier date as Lender may reasonably establish) and Trustor shall pay in full all costs and expenses in connection with the work. Lender will disburse loan proceeds under such terms and conditions as Lender may deem reasonably necessary to insure that the interest created by this Deed of Trust shall have priority over all possible liens, including those of material suppliers and workmen. Lender may require, among other things, that disbursement requests be supported by receipted bills, expense affidavits, waivers of liens, construction progress reports, and such other documentation as Lender may reasonably request.

DUE ON SALE -- CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, Installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three
(3) years, lease--option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Nebraska law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

     Payment. Trustor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 3
================================================================================

     interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

     Right to Contest. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's Interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen
     (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien, in any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Evidence of Payment. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     Notice of Construction. Trustor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

     Maintenance of Insurance. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     Application of Proceeds. Trustor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $5,000.00. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the indebtedness. if Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

     Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

     Trustor's Report on Insurance. Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Trustor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Trustor's failure to discharge or pay when due any amounts Trustor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Trustor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Trustor. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

     Title. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 4
================================================================================

     issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

     Defense of Title. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     Compliance With Laws. Trustor warrants that the Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

     Survival of Representations and Warranties. All representations, warranties, and agreements made by Trustor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Trustor's indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

     Proceedings. If any proceeding in condemnation is filed, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to defend the action and obtain the award. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

     Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

     Current Taxes, Fees and Charges. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

     Taxes. The following shall constitute taxes to which this section applies:
     (1) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (2) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

     Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

     Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security Interest. Upon request by Lender, Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Trustor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall not remove, sever or detach the Personal Property from the Property. Upon default, Trustor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

     Addresses. The mailing addresses of Trustor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY--IN--FACT. The following provisions relating to further assurances and attorney--in--fact are a part of this Deed of Trust:

     Further Assurances. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Trustor's obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or Lender agrees to the contrary in writing, Trustor shall reimburse Lender for all costs and expenses incurred in

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 5
================================================================================


     connection with the matters referred to in this paragraph.

     Attorney-in-Fact. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney--in--fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Any reconveyance fee required by law shall be paid by Trustor, if permitted by applicable law.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust:

     Payment Default. Trustor fails to make any payment when due under the Indebtedness.

     Other Defaults. Trustor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Trustor.

     Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen
     (15) days; or (b) If the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     Default on Other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Default in Favor of Third Parties. Should Trustor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Trustor's property or Trustor's ability to repay the indebtedness or perform their respective obligations under this Deed of Trust or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Trustor or on Trustor's behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Death or Insolvency. The dissolution of Trustor's (regardless of whether election to continue is made), or any other termination of Trustor's existence as a going business or the death of any member, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Trustor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self--help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any property securing the indebtedness. This includes a garnishment of any of Trustor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Trustor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Breach of Other Agreement. Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

     Adverse Change. A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

     Right to Cure. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

         Acceleration Upon Default; Additional Remedies. If any Event of Default occurs as per the terms of the Note secured hereby, Lender may declare all indebtedness secured by this Deed of Trust to be due and payable and the same shall thereupon become due and

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 6
================================================================================

     payable without any presentment, demand, protest or notice of any kind. Thereafter, Lender may:

          (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part of the Property or interest in the Property; increase the income from the Property or protect the security of the Property; and, with or without taking possession of the Property, sue for or otherwise collect the rents, issues and profits of the Property, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection attorneys, fees, to any indebtedness secured by this Deed of Trust, all in such order as Lender may determine. The entering upon and taking possession of the Property, the collection of such rents, issues and profits, and the application thereof shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done in response to such default or pursuant to such notice of default; and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of rents, issues or profits, Trustee or Lender shall be entitled to exercise every right provided for in the Note or the Related Documents or by law upon the occurrence of any event of default, including the right to exercise the power of sale;

          (b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver or specifically enforce any of the covenants hereof; and

          (c) Deliver to Trustee a written declaration of default and demand for sate and a written notice of default and election to cause Trustor's interest in the Property to be sold, which notice Trustee shall cause to be duly filed for record in the appropriate offices of the County in which the Property is located; and

          (d) With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Nebraska Uniform Commercial Code.

     Foreclosure by Power of Sale. If Lender elects to foreclose by exercise of the Power of Sale herein contained, Lender shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require.

          (a) Upon receipt of such notice from Lender, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Notice of Sale as then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in such Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including without limitation Trustor, Trustee, or Lender, may purchase at such sale.

          (b) As may be permitted by law, after deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of (i) all sums expended under the terms of this Deed of Trust or under the terms of the Note not then repaid, including but not limited to accrued interest and late charges, (ii) all other sums then secured hereby, and (iii) the remainder, if any, to the person or persons legally entitled thereto.

          (c) Trustee may in the manner provided by law postpone sale of all or any portion of the Property.

     Remedies Not Exclusive. Trustee and Lender, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured by this Deed of Trust and to exercise all rights and powers under this Deed of Trust, under the Note, under any of the Related Documents, or under any other agreement or any laws now or hereafter in force; notwithstanding, some or all of such indebtedness and obligations secured by this Deed of Trust may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained in this Deed of Trust, shall prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other security now or hereafter held by Trustee or Lender, it being agreed that Trustee and Lender, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy conferred upon or reserved to Trustee or Lender, is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given in this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given by the Note or any of the Related Documents to Trustee or Lender or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. Nothing in this Deed of Trust shall be construed as prohibiting Lender from seeking a deficiency judgment against the Trustor to the extent such action is permitted by law. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust, after Trustor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

     Request for Notice. Trustor, on behalf of Trustor and Lender, hereby requests that a copy of any Notice of Default and a copy of any Notice of Sale under this Deed of Trust be mailed to them at the addresses set forth in the first paragraph of this Deed of Trust.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear Interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post--judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports) surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 7
================================================================================

     also will pay any court costs, in addition to all other sums provided by law.

     Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

     Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and
     (c) join in any subordination or other agreement affecting this Deed of Trust or the Interest of Lender under this Deed of Trust.

     Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

     Successor Trustee. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed under this Deed of Trust by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of PIERCE County, State of Nebraska. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page (or computer system reference) where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by all the beneficiaries under this Deed of Trust or their successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of Trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES. Any notice required to be given under this Deed of Trust, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Trustor agrees to keep Lender informed at all times of Trustor's current address. Unless otherwise provided or required by law, if there is more than one Trustor, any notice given by Lender to any Trustor is deemed to be notice given to all Trustors.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

     Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Annual Reports. If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

     Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     Governing Law. This Deed of Trust will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota, except and only to the extent of procedural matters related to the perfection and enforcement of Lender's rights and remedies against the Property, which matters shall be governed by the laws of the State of Nebraska. However, in the event that the enforceability or validity of any provision of this Deed of Trust is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which is evidenced by the Note and this Deed of Trust has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Minnesota.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or of any of Trustor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust.

     Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 8
================================================================================

     other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

     Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

     Waiver of Homestead Exemption. Trustor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Nebraska as to all Indebtedness secured by this Deed of Trust.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Beneficiary. The word "Beneficiary" means STEARNS BANK NATIONAL ASSOCIATION, and its successors and assigns.

     Borrower. The word "Borrower" means HUSKER AG PROCESSING, LLC, and all other persons and entities signing the Note in whatever capacity.

     Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

     Default. The word "Default" means the Default set forth in this Deed of Trust in the section titled "Default".

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99--499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto or common law, and shall also include pollutants, contaminants, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum and petroleum products, and agricultural chemicals.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

     Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by--products or any fraction thereof and asbestos.

     Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Trustor's obligations or expenses incurred by Trustee or Lender to enforce Trustor's obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

     Lender. The word "Lender" means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

     Note. The word "Note" means the promissory note dated December 19, 2001, in the original principal amount of $20,000,000.00 from Trustor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The maturity date of this Deed of Trust is June 19, 2003.

     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Deed of Trust.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

     Trustee. The word "Trustee" means LAWYER'S TITLE INSURANCE CORPORATION, whose address is WAYNE, NE and any substitute or successor trustees.

     Trustor. The word "Trustor" means HUSKER AG PROCESSING, LLC.

                                 DEED OF TRUST
Loan No: 53455                    (Continued)                             Page 9
================================================================================


TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND TRUSTOR AGREES TO ITS TERMS.

THIS DEED OF TRUST IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS DEED OF TRUST IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

TRUSTOR:

HUSKER AG PROCESSING, LLC

By: /s/ Gary Kuester                         (Seal)
   ------------------------------------------
     GARY KUESTER, Chairman of HUSKER AG

     PROCESSING, LLC

By: /s/ Jack Frahm                           (Seal)
   ------------------------------------------
      JACK FRAHM, Secretary of HUSKER AG

      PROCESSING, LLC

By: /s/ Fred Knievel                         (Seal)
   ------------------------------------------
     FRED KNIEVEL, Treasurer of HUSKER AG

     PROCESSING, LLC




--------------------------------------------------------------------------------
                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF Nebraska              )

                               )SS

COUNTY OF Pierce               )





On this 19th day of December, 2001, before me, the undersigned Notary
Public, personally appeared GARY KUESTER, Chairman; JACK FRAHM, Secretary; FRED KNIEVEL, Treasurer of HUSKER AG PROCESSING, LLC, and known to me to be partners or designated agents of the limited liability company that executed the Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Deed of Trust and in fact executed the Deed of Trust on behalf of the limited liability company.

                                 By /s/ Mary Ann T. Nunes
                                    --------------------------------------------

                                 Notary Public in and for the State of Minnesota
                                                                       ---------

                                 Residing at
                                             -----------------------------------

                                 My commission expires
                                                       -------------------------


--------------------------------------------------------------------------------
                          REQUEST FOR FULL RECONVEYANCE
            (To be used only when obligations have been paid in full)


To: ___________________________________________, Trustee

The undersigned is the legal owner and holder of all indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

--------------------------------------------------------------------------------

Date: __________________________              Beneficiary:
                                                           ---------------------
                                              By:
                                                  ------------------------------
                                              Its:
                                                  ------------------------------

================================================================================

Exhibit "A":

Beginning at a point 797 feet West of the Northeast corner of Section 6, Township 27 North, Range 3, West of the 6th P.M., Pierce County, Nebraska; thence West 525 feet to the Northwest corner of the Northeast Quarter of the Northeast Quarter of said Section 6; thence South to the North line of the right of way of the C.B. & Q. Railway Co. about 867 2/10 feet; thence Southeasterly along the North side of said right of way 508 2/10 feet; thence North 165 feet; thence Southeasterly along the said right of way to the West side of Lincoln Street in the Village of Breslau, Nebraska, and being directly South of the point of starting; thence North to the point of starting, containing 10 acres, more or less; AND

That part of the Northeast Quarter of the Northwest Quarter and the Northwest Quarter of the Northeast Quarter of Section 6, Township 27 North, Range 3, West of the 6th P.M., Pierce County, Nebraska, lying North of the C.B. & Q. right of way; except a strip of land lying across the Northern part of the Northeast Quarter of the Northwest Quarter, across the Northern part of the Northwest Quarter of the Northeast Quarter and across the Northern part of the West 525 feet of the Northeast Quarter of the Northeast Quarter, All in said Section 6, conveyed to the State of Nebraska by deed recorded in Deed Record 48, Page 524, described as follows: Referring to the Northwest corner of said Section 6; thence Easterly on the North line of said Section 6 a distance of 1,163.2 feet, more or less, to the point of beginning; said point being the Northwest corner of the Northeast Quarter of the Northwest Quarter of said Section 6; thence continuing Easterly on said North line a distance of 3,146.8 feet, more or less, to the Northeast property corner; thence Southerly on the East property line a distance of 58.9 feet; thence Westerly a distance of 337.8 feet to a point 59.1 feet Southerly from said North line; thence continuing Westerly a distance of
394.8 feet to a point 84.2 feet Southerly from said North line; thence continuing Westerly a distance of 2,415 feet, more or less, to a point on the West line of said Northeast Quarter of the Northwest Quarter; thence Northerly on said West line a distance of 84.0 feet to the point of beginning, said excepted tract containing 5.78 acres, more or less.

SAID TRACT MAY ALSO BE DESCRIBED AS FOLLOWS:
-------------------------------------------

A tract of land located in the North half of the Northeast Quarter and the North half of the Northwest Quarter of Section 6, Township 27 North, Range 3, West of the 6th Principal Meridian, Pierce County, Nebraska, more particularly described as follows: Commencing at the Northwest corner of said Section 6; thence South 89 degrees 57 minutes 44 seconds East (an assumed bearing) 1153.87 feet on the North line of said Section 6 to the Northwest corner of the Northeast Quarter of the Northwest Quarter of said Section 6; thence South 0 degrees 55 minutes 37 seconds East, 84.00 feet on the West line of said Northeast Quarter of the Northwest Quarter to a point on the South Right-of-Way line of U.S. Highway #20, said point is also the point of beginning; thence continuing South 0 degrees 55 minutes 37 seconds East,


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326.33 feet on the West line of said Northeast Quarter of the Northwest Quarter to a point on the North line of the BNSF Railway; thence South 78 degrees 16 minutes 13 seconds East, 591.44 feet on the North line of said Railway; thence South 11 degrees 44 minutes 21 seconds West, 50.00 feet on the North line of said Railway; thence South 78 degrees 16 minutes 13 seconds East, 767.59 feet on the North line of said Railway to a point of curvature; thence Easterly on said curve having a radius of 5679.58 feet; the arc of said curve having a distance of 893.71 feet and the chord of said curve having a bearing of South 82 degrees 46 minutes 42 seconds East and a distance of 892.79 feet; thence South 87 degrees 18 minutes 14 seconds East 127.57 feet on the North line of said Railway; thence North 02 degrees 43 minutes 00 seconds East, 25.00 feet on the North line of said Railway; thence South 87 degrees 17 minutes 00 seconds East,
645.00 feet on the North line of said Railway; thence South 02 degrees 43 minutes 00 seconds West, 25.00 feet; thence South 87 degrees 17 minutes 00 seconds East, 160.00 feet on the North line of said Railway; thence North 02 degrees 42 minutes 50 seconds East, 165.00 feet on the Northerly line of said Railway; thence South 87 degrees 17 minutes 10 seconds East, 13.94 feet on the North line of said Railway to a point on the West line of Lincoln Street to the Village of Breslau; thence North 0 degrees 39 minutes 56 seconds West, 665.85 feet on said West line of Lincoln Street to a point on the South Right-of-Way line of said U.S. Highway #20; thence North 89 degrees 57 minutes 14 seconds West, 337.80 feet on the South Right-of-Way line of said Highway #20; thence South 86 degrees 26 minutes 09 seconds West, 394.80 feet on said South Right-of-Way; thence North 89 degrees 56 minutes 51 seconds West, 2415.0 feet on said South Right-of-Way to the point of beginning, said tract of land contains
46.25 acres, more or less.

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